UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - April 17, 2026

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

Introductory Note

In June 2025, Oncor Electric Delivery Company LLC (“Oncor”) filed a request for a comprehensive base rate review with the Public Utility Commission of Texas (“PUCT”) and the 210 cities in its service territory that have retained original jurisdiction over rates. The PUCT docket number is 58306. In January 2026, Oncor filed a stipulation in the comprehensive base rate review proceeding requesting PUCT approval of an unopposed, comprehensive settlement among the parties to the proceeding.

Comprehensive Base Rate Review Final Order

On April 17, 2026, the PUCT approved a final order in Oncor’s comprehensive base rate review proceeding. The order approves the terms of the settlement and provides for an annual revenue requirement of approximately $6.97 billion, an increase of approximately $560 million, or 8.7%, over Oncor’s adjusted annualized revenues as provided in the rate application. The order also provides for a revised regulatory capital structure ratio of 56.5% debt to 43.5% equity, authorized return on equity of 9.75%, and authorized cost of debt of 4.94%. This represents an improvement from Oncor’s current authorized regulatory capital structure ratio of 57.5% debt to 42.5% equity, current authorized return on equity of 9.70%, and current authorized cost of debt of 4.39%.

In addition, the order provides for (i) a self-insurance reserve with an annual accrual amount in rates of $200 million for storm costs and other self-insured losses, an increase from the $122 million self-insurance reserve annual accrual amount currently recovered in rates, as well as (ii) a five-year amortization period for applicable regulatory assets and liabilities, which would not include rate case expenses, year-end 2024 deferred system resiliency plan costs, and excess accumulated deferred income taxes. Oncor expects the order to result in positive impacts to its future earnings, cash flow, and credit metrics.

Oncor is permitted to surcharge the difference between the new billing rates and Oncor’s current rates for the period from January 1, 2026 through the effective date of the new rates, which will be 45 days from the date of the final order. The surcharge will be made through a separate filing and recovered during 2026. Oncor expects to make that filing shortly after the date the new billing rates are effective.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, that are included in this current report, as well as statements made in presentations, in response to questions or otherwise, that address activities, events or developments that Oncor expects or anticipates to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of facilities, market and industry developments and the growth of Oncor’s business and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “expects,” “expected to,” “will continue,” “is anticipated,” “estimated,” “forecast,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although Oncor believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves risks, uncertainties and assumptions. Factors that could cause Oncor’s actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; Electric Reliability Council of Texas, Inc. (“ERCOT”) protocols, rules, policies, regulations, guidelines, directives, and orders applicable to Oncor’s business; weather conditions and other natural phenomena, including severe weather events, natural disasters or wildfires; cyber-attacks on Oncor or Oncor’s third-party vendors; changes in expected ERCOT and service territory growth; changes in, or cancellations of, anticipated projects, including customer requested interconnection projects; physical attacks on Oncor’s system, acts of sabotage, wars, terrorist activities, wildfires, fires, explosions, natural disasters, hazards customary to the industry, or other emergency events; Oncor’s ability to obtain adequate insurance on reasonable terms and the possibility that it may not have adequate insurance to cover all losses incurred by Oncor or third-party liabilities; adverse actions by credit rating agencies; health epidemics and pandemics, including their impact on Oncor’s business and the economy in general; interrupted or degraded service on key technology platforms, facilities failures, or equipment interruptions; economic conditions, including the impact of a recessionary environment, inflation, foreign policy and global trade restrictions; supply chain disruptions, including as a result of tariffs, volatile commodity prices, global trade disruptions, competition for goods and services, and service provider availability; unanticipated changes in electricity demand in ERCOT or Oncor’s service territory; ERCOT grid needs and ERCOT market conditions, including insufficient electricity generation within the ERCOT market or disruptions at power generation facilities that supply power within the ERCOT market; changes in business strategy, development plans or vendor relationships; changes in interest rates, foreign currency exchange rates, or rates of inflation; significant changes in operating expenses, liquidity needs and/or capital expenditures; inability of various counterparties to meet their financial and other obligations to Oncor, including failure of counterparties to timely perform under agreements; general industry and ERCOT trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party distributed energy resources or other technologies; changes in technology used by and services offered by Oncor; changes in employee and contractor labor availability and cost; significant changes in Oncor’s relationship with its employees, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and other postretirement employee benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, macroeconomic conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds and the potential impact of any disruptions in U.S. or foreign capital and credit markets; financial market volatility and the impact of volatile financial markets on investments, including investments held by Oncor’s pension and other postretirement employee benefit plans; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; Oncor’s adoption and deployment of artificial intelligence; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; and Oncor’s ability to effectively execute its operational and financing strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and, except as may be required by law, Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Oncor to predict all of them; nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: April 17, 2026